LEHMAN BROTHERS

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

	Aames Mortgage Investment Trust 2005-4
To 20% Call
Class	Approx. Size ($)	Benchmark	Est. WAL(1) (yrs.)	Payment Window(1) (mos.)	Initial C/E(2) (%)	Initial Margin(5)	Legal Final Maturity	Ratings (Moody’s/S&P)
1A1(3)	446,899,000	1M LIBOR	2.14	1 - 58	25.10%	TBD	Oct 2035	Aaa/AAA
2A1(4)	200,000,000	1M LIBOR	1.00	1 - 21	25.10%	TBD	Oct 2035	Aaa/AAA
2A2(4)	70,000,000	1M LIBOR	2.00	21 - 25	25.10%	TBD	Oct 2035	Aaa/AAA
2A3SS(4)	162,100,000	1M LIBOR	3.41	25 - 58	25.10%	TBD	Oct 2035	Aaa/AAA
2A3MZ(4)	18,012,000	1M LIBOR	3.41	25 - 58	25.10%	TBD	Oct 2035	NR/AAA
M1	46,707,000	1M LIBOR	4.47	47 - 58	21.20%	TBD	Oct 2035	Aa1/AA+
M2	43,114,000	1M LIBOR	4.32	44 - 58	17.60%	TBD	Oct 2035	Aa2/AA+
M3	28,743,000	1M LIBOR	4.25	42 - 58	15.20%	TBD	Oct 2035	Aa3/AA+
M4	21,557,000	1M LIBOR	4.20	41 - 58	13.40%	TBD	Oct 2035	A1/AA
M5	20,958,000	1M LIBOR	4.18	40 - 58	11.65%	TBD	Oct 2035	A2/AA
M6	17,964,000	1M LIBOR	4.15	40 - 58	10.15%	TBD	Oct 2035	A3/AA-
M7	19,761,000	1M LIBOR	4.13	39 - 58	8.50%	TBD	Oct 2035	Baa1/A+
M8	14,371,000	1M LIBOR	4.12	39 - 58	7.30%	TBD	Oct 2035	Baa2/A
M9	15,569,000	1M LIBOR	4.11	38 - 58	6.00%	TBD	Oct 2035	Baa3/A-
B1	26,947,000	1M LIBOR	4.10	38 - 58	3.75%	TBD	Oct 2035	NR/BBB+
B2	11,976,000	1M LIBOR	4.07	37 - 58	2.75%	TBD	Oct 2035	NR/BBB
B3	11,976,000	1M LIBOR	4.07	37 - 58	1.75%	TBD	Oct 2035	NR/BBB-

(1) See “Pricing Prepayment Speed” below.

(2) Initial Credit Enhancement includes initial overcollateralization of approximately 1.75%.

(3) The Class 1A1 Notes are the Senior Notes of Group 1.

(4) The Class 2A1, 2A2, 2A3SS and 2A3MZ Notes are the Senior Notes of Group 2.

(5) The interest rate on the Notes will be subject to the applicable Net Funds Cap and a hard cap of 12.50%.

Summary of Terms
Issuer:	Aames Mortgage Investment Trust 2005-4
Depositor:	Morgan Stanley ABS Capital I Inc.
Indenture Trustee:	Deutsche Bank National Trust Company
Owner Trustee:	Wilmington Trust Company
Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A.
Seller:	Aames Investment Corporation
Servicer:	Aames Capital Corporation
Co-Lead Managers:	Morgan Stanley & Co. Inc and Lehman Brothers Inc.
Co-Managers:	Bear, Stearns & Co. Inc., Citigroup Global Markets, Countrywide Securities Corporation, Friedman Billings Ramsey, and RBS Greenwich Capital
Payment Date:	25 th of each month, or the next succeeding Business Day First Payment Date: October 25, 2005
Statistical Cut-Off Date:	September 1, 2005
Statistical Mortgage Loans:	As of the Statistical Cut-Off Date, the aggregate collateral pool consists of 7,417 l oans with an unpaid principal balance of approximately $1,197,612,279.86.
On the Closing Date, the aggregate unpaid principal balance of mortgage loans conveyed to the trust will be approximately $1,197,612,279.86.
Pricing Date:	Week of August 15, 2005
Closing Date:	On or about September 12, 2005
Settlement Date:	On or about September 12, 2005 through DTC, Euroclear or Clearstream.
Delay Days:	The Notes will have a 0 day delay.
Day Count:	The Notes will accrue on an actual/360 basis.
Collection Period:	2nd day of prior month through 1 st day of month of the related Payment Date.

Summary of Terms
Servicing Fee:	The servicing fee is equal to 0.500% of the loan principal balance annually.
Master Servicing Fee:	The master servicing fee is equal to [0.020]% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Euroclear, and Clearstream.
Senior Notes:	Classes 1A1, 2A1, 2A2, 2A3 SS and 2A3MZ
Subordinate Notes:	Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3
2A3 Notes:	Classes 2A3SS and 2A3MZ
Denomination:	$25,000 minimum and increments $1 in excess thereof for the Senior Notes.
$100,000 minimum and increments $1 in excess thereof for the Subordinate Notes.
SMMEA Eligibility:	None of the Notes are expected to be SMMEA eligible.
ERISA Eligibility:	The Notes are expected to be ERISA eligible.
Tax Status:	Debt for Federal income tax purposes.

Principal Payment Priority

At the senior level, the collateral is divided into two groups: Group I and Group 2;

I. Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1.

All principal from Group I will be paid to the Class I A I Notes until their principal balances are reduced to zero.

2.

All principal from Group 2 will be paid to the Class 2A1, 2A2 and 2A3 Notes sequentially until their principal balances are reduced to zero.

3.

If the Senior Notes of either group have been reduced to zero, all principal from that group will be allocated to the Senior Notes of the other group, to be paid as described above, until all the Senior Notes have been reduced to zero. Once the Senior Notes have been retired, principal will be allocated sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, BI, B2 and B3 Notes, in that order, in each case until its principal balance is reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect: principal from each group will be paid to the related Senior Notes as follows:

I.

All principal from Group I will be paid as described in Step I(1) above and all principal from Group 2 will be paid as described in Step 1(2) above, concurrently, until the Targeted Senior Enhancement Percentage has been reached (i.e., equals two times the initial Senior Enhancement Percentage);

2.

 If the Senior Notes of either group have been reduced to zero, all principal from that group will be allocated to the Senior Notes of the other group, to be paid as described in Step 11(1) above, until the Targeted Senior Enhancement Percentage has been reached. Once the Targeted Senior Enhancement Percentage has been reached, all principal will then be allocated sequentially to the Class MI, M2, M3, M4, M5, M6, M7, M8, M9, BI, B2 and B3 Notes, in that order, so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for such class, as a product of the current aggregate loan balance, subject to a floor equal to 0.50% of the Cut-Off Date collateral balance.

III.

The Stepdown Date is the later of (i) the Payment Date upon which the Senior Enhancement Percentage (as defined herein) is at least double the initial Senior Enhancement Percentage (i.e. meets the Targeted Senior Enhancement Percentage as defined in the prospectus supplement), or (ii) the 37 the Payment Date.

2A3 Notes Principal Payment Priority

Any principal distributions allocated to the Class 2A3 Notes are required to be distributed pro rata between the Class 2A3SS Notes and the Class 2A3MZ Notes, with the exception that if a Sequential Trigger Event is in effect, principal distributions to such classes will be distributed first, to the Class 2A3SS Notes until their Class Note balance has been reduced to zero, and second, to the Class 2A3MZ Notes until their Class Note balance has been reduced to zero.

Current Interest

"Current Interest" for any Class of offered notes for any Payment Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the principal balance of that Class.

Interest Payment Priority

The Interest Rates for the Class 1A1, 2A1, 2A2, 2A3SS, 2A3MZ, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Notes (the "LIBOR Notes") will be equal to the least of (i) 1 Month LIBOR plus their respective margins, (ii) 12.50%, and (iii) the applicable Net Funds Cap (as defined herein). Interest for the LIBOR Notes will be calculated on an actual/360 basis.

The "Accrual Period" for any Class of LIBOR Notes for each Payment Date will be the one-month period beginning on the immediately preceding Payment Date (or in the case of the first Accrual Period, beginning on the Settlement Date) and ending on the day immediately preceding the related Payment Date.

Interest received or advanced on each Payment Date will be allocated in the following priority:

I.

To pay the Servicing Fee, Master Servicing Fee, and certain costs, liabilities, and expenses of the Indenture Trustee, Servicer, Master Servicer, or Securities Administrator to the extent provided in the Transfer and Servicing Agreement;

2.

To pay Current Interest to the Class 1 A 1 Notes from Group I Interest;

3.

To pay Current Interest pro rata to the Class 2A1, 2A2, 2A3SS and 2A3MZ Notes from Group 2 Interest;

4.

To pay Current Interest to Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, BI, B2 and B3 sequentially and in that order;

5.

To pay to the Indenture Trustee, Master Servicer and the Securities Administrator previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Transfer and Servicing Agreement;

6.

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Payment Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the OC Target;

7.

To pay concurrently in proportion of their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Payment Date, to the Senior Notes, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the applicable Interest Rate Cap Agreement ( ' ) ;

8.

To pay sequentially to Classes MI, M2, M3, M4, M5, M6, M7, M8, M9, BI, B2 and B3, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the applicable Interest Rate Cap Agreement (2) ;

9.

To pay any deferred interest to the Subordinate Notes as described in the prospectus supplement; and

10.

To pay remaining amounts to the holder of the trust certificates. (1)(2)

(1) Any amounts received under the Group I Interest Rate Cap Agreement and the Group 2 Interest Rate Cap Agreement will be allocated in steps (7) and (10), to the related Classes of Notes in proportion of their respective Balance.

(2) Any amounts received under the Subordinate Interest Rate Cap Agreement will be allocated in steps (8) and (10), to the related Classes of Notes in proportion of their respective Balance.

Group 1 Interest Rate Cap Agreement

The Group 1 Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Senior Notes of Group I to (i) protect against interest rate risk from upward movement in I Month LIBOR and (ii) diminish basis risk associated withthe hybrid adjustable-rate mortgage loans. The Group 1 Interest Rate Cap Agreement is not subordinated to losses. The Group I Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Group I Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

 On each Payment Date, the interest rate cap provider will make payments equal to the product of (a) the Group I Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of I Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360. Any amounts received under the Group I Interest Rate Cap Agreement that are not needed to pay Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Group 1 Senior Notes on the Payment Date with respect to which such amounts were received will be distributed to the holders of the trust certificates on that Payment Date and will not be available to pay any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Class 2A 1, 2A2, 2A3SS and 2A3MZ Notes or the Subordinate Notes on that Payment Date or to any class of LIBOR Notes on a subsequent Payment Date.

		Approx.	Approx.			Approx.	Approx.
	Notional	Strike	Ceiling		Notional	Strike	Ceiling
Period	Balance ($)	Rate ( %)	Rate (%)	Period	Balance ($)	Rate ( %)	Rate ( %)
1	-	-	-	18	284,825,622.20	7.187%	9.755%
2	441,899,626.60	6.458%	9.755%	19	274,882,195.72	6.468%	9.755%
3	436,063,977.95	6.681%	9.755%	20	265,164,754.18	6.692%	9.755%
4	429,401,966.49	6.458%	9.755%	21	255,668,180.89	6.468%	9.755%
5	421,927,060.62	6.458%	9.755%	22	246,387,474.77	6.692%	9.755%
6	413,656,326.11	7.179%	9.755%	23	237,306,750.20	8.894%	9.755%
7	404,610,573.92	6.461%	9.755%	24	217,423,537.67	8.976%	9.755%
8	394,813,827.77	6.684%	9.755%	25	198,185,647.89	9.274%	9.755%
9	384,293,755.61	6.461%	9.755%	26	180,004,021.24	8.957%	9.755%
1 0	373,081,411.73	6.684%	9.755%	27	162,820,975.89	9.253%	9.755%
11	361,213,400.16	6.461%	9.755%	28	147,917,658.81	8.938%	9.755%
12	349,534,277.25	6.464%	9.755%	29	135,010,345.03	9.718%	9.755%
13	338,120,557.28	6.688%	9.755%	30	123,833,588.94	9.755%	9.755%
14	326,966,108.57	6.464%	9.755%	31	114,140,202.27	9.734%	9.755%
15	316,065,062.38	6.688%	9.755%	32	105,742,826.47	9.755%	9.755%
16	305,411,682.53	6.464%	9.755%	33	98,487,353.39	9.724%	9.755%
17	295,000,362.44	6.465%	9.755%	34	-	-	-

Group 2 Interest Rate Cap Agreement

The Group 2 Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Senior Notes of Group 2 to (i) protect against interest rate risk from upward movement in I Month LIBOR and (ii) diminish basis risk associated withthe hybrid adjustable-rate mortgage loans. The Group 2 Interest Rate Cap Agreement is not subordinated to losses. The Group 2 Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Group 2 Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Payment Date, the interest rate cap provider will make payments equal to the product of (a) the Group 2 Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of 1 Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360. Any amounts received under the Group 2 Interest Rate Cap Agreement that are not needed to pay Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Group 2 Senior Notes on the Payment Date with respect to which such amounts were received will be distributed to the holders of the trust certificates on that Payment Date and will not be available to pay any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Class I A I Notes or the Subordinate Notes on that Payment Date or to any class of LIBOR Notes on a subsequent Payment Date.

		Approx.	Approx.			Approx.	Approx.
	Notional	Strike	Ceiling		Notional	Strike	Ceiling
Period	Balance ($)	Rate ( %)	Rate ( %)	Period	Balance ($)	Rate ( %)	Rate ( %)
1	-	-	-	18	286,401,339.84	7.166%	9.800%
2	445,039,072.28	6.441%	9.800%	19	276,390,725.77	6.454%	9.800%
3	439,120,786.95	6.662%	9.800%	20	266,607,994.58	6.677%	9.800%
4	432,367,247.69	6.441%	9.800%	21	257,047,976.03	6.455%	9.800%
5	424,792,165.33	6.442%	9.800%	22	247,705,616.96	6.679%	9.800%
6	416,412,899.88	7.156%	9.800%	23	238,524,947.12	8.858%	9.800%
7	407,250,523.32	6.444%	9.800%	24	217,866,647.40	8.877%	9.800%
8	397,329,542.24	6.666%	9.800%	25	198,184,034.91	9.179%	9.800%
9	386,678,070.18	6.445%	9.800%	26	179,590,053.55	8.875%	9.800%
1 0	375,327,654.49	6.667%	9.800%	27	162,029,867.38	9.176%	9.800%
11	363,316,964.88	6.446%	9.800%	28	146,862,240.98	8.873%	9.800%
1 2	351,555,861.44	6.448%	9.800%	29	133,750,783.32	9.657%	9.800%
1 3	340,062,411.32	6.671%	9.800%	30	122,419,451.04	9.800%	9.800%
1 4	328,830,482.55	6.449%	9.800%	31	112,615,961.47	9.661%	9.800%
1 5	317,854,143.26	6.672%	9.800%	32	104,147,666.22	9.800%	9.800%
1 6	307,127,595.87	6.451%	9.800%	33	96,852,976.21	9.658%	9.800%
17	296,645,174.07	6.451%	9.800%	34	-	-	-

Subordinate Interest Rate Cap Agreement

The Subordinate Interest Rate Cap Agreement will be purchased by the Trust for the benefit of the Subordinate Notes to (i) protect against interest rate risk from upward movement in I Month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans. The Subordinate Interest Rate Cap Agreement is not subordinated to losses. The Subordinate Interest Rate Cap Agreement will have the strike rates and ceiling rates shown in the table below. It will contribute cash in the event one-month LIBOR rises above the strike rate. The notional balance of the Subordinate Interest Rate Cap Agreement will amortize according to its schedule. The table below is an approximation of the schedule for the interest rate cap the Trust intends to purchase.

On each Payment Date, the interest rate cap provider will make payments equal to the product of (a) the Subordinate Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of (i) the lesser of I Month LIBOR for such determination date and the applicable ceiling rate over (ii) the applicable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360. Any amounts received under the Subordinate Interest Rate Cap Agreement that are not needed to pay Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Subordinate Notes on the Payment Date with respect to which such amounts were received will be distributed to the holders of the trust certificates on that Payment Date and will not be available to pay any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the Senior Notes on that Payment Date or to any class of LIBOR Notes on a subsequent Payment Date.

Period	Notional Balance ($)	Approx. Strike Rate ( %)	Approx. Ceiling Rate ( %)	Period	Notional Balance ($)	Approx. Strike Rate ( %)	Approx. Ceiling Rate ( %)
1	-	-	-	18	279,643,000.00	6.299%	8.900%
2	279,643,000.00	5.572%	8.900%	19	279,643,000.00	5.583%	8.900%
3	279,643,000.00	5.794%	8.900%	20	279,643,000.00	5.807%	8.900%
4	279,643,000.00	5.572%	8.900%	21	279,643,000.00	5.584%	8.900%
5	279,643,000.00	5.572%	8.900%	22	279,643,000.00	5.808%	8.900%
6	279,643,000.00	6.290%	8.900%	23	279,643,000.00	7.998%	8.900%
7	279,643,000.00	5.575%	8.900%	24	279,643,000.00	8.049%	8.900%
8	279,643,000.00	5.798%	8.900%	25	279,643,000.00	8.348%	8.900%
9	279,643,000.00	5.575%	8.900%	26	279,643,000.00	8.038%	8.900%
1 0	279,643,000.00	5.798%	8.900%	27	279,643,000.00	8.337%	8.900%
11	279,643,000.00	5.576%	8.900%	28	279,643,000.00	8.028%	8.900%
1 2	279,643,000.00	5.579%	8.900%	29	279,643,000.00	8.810%	8.900%
1 3	279,643,000.00	5.802%	8.900%	30	279,643,000.00	8.900%	8.900%
1 4	279,643,000.00	5.579%	8.900%	31	279,643,000.00	8.820%	8.900%
1 5	279,643,000.00	5.802%	8.900%	32	279,643,000.00	8.900%	8.900%
1 6	279,643,000.00	5.580%	8.900%	33	279,643,000.00	8.814%	8.900%
17	279,643,000.00	5.580%	8.900%	34	-	-	-

Pricing Prepayment

The Senior Notes and Subordinate Notes will be priced based on the following collateral prepayment assumptions:

Pricing Prepayment Adjustable Rate Mortgage Loans: 100% PPC, which assumes 6% CPR in month 1, an additional 1/1 lth of 18% CPR for each month thereafter, building to 24% CPR in month 12 and remaining constant at 24% CPR until month 24,1hincreasing to and remaining constant at 50% CPR from month 25 until month 28, in month 29 decreasing 1/6 of 20% CPR for each month to 30% CPR in month 34 and remaining constant at 30% CPR from month 35 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.

Fixed Rate Mortgage Loans: 100% PPC, which assumes 4% CPR in month 1, an additional 1/1 11h of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR thereafter.

Net Funds Cap

The "Net Funds Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

Group I	The weighted average Net Mortgage Rate of the Group I Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
Group 2	The weighted average Net Mortgage Rate of the Group 2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
Subordinate

The weighted average of the Net Mortgage Rate of the Group I Mortgage Loans and Group 2 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Basis Risk Shortfall

With respect to each Payment Date, to the extent that (a) the amount of Current Interest payable to a Class, as calculated without regard to the applicable Net Funds Cap (but with regard to the maximum rate of 12.50%), exceeds (b) the amount actually paid based on the applicable Net Funds Cap (such excess, a "Basis Risk Shortfall"), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the trust certificates are entitled to any distributions. The "Unpaid Basis Risk Shortfall" for any Class of Notes on any Payment Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Payment Dates, together with interest thereon at the applicable Interest Rate (determined without regard to the Net Funds Cap) (but with regard to the maximum rate of 12.50%), less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Payment Date.

20% Optional Redemption

The transaction may be called on or after the first Payment Date following the month in which the principal balance of the Mortgage Loans is reduced to less than 20% of the Cut-off Date collateral balance. If the optional redemption is not exercised on the first Payment Date on which it is able to be exercised, beginning with the next succeeding Payment Date, the margin on the Senior Notes will double and the margins on the Subordinate Notes will increase to 1.5 times their initial margin.

Credit Enhancement

Credit enhancement will consist of-

(i)

Excess interest

(ii)

Overcollateralization

(iii)

Subordination

Overcollateralization

Excess interest will be used to pay down the notes so the aggregate loan balance exceeds the aggregate note principal balance (Overcollateralization or "OC"). Excess spread will be used to maintain the OC Target.

The OC Target with respect to any Payment Date prior to the Stepdown Date is equal to 1.75% of the Cut-Off Date collateral balance. On or after the Stepdown Date, the OC Target is equal to 3.50% of the current collateral balance, subject to a floor equal to 0.50% of the Cut-Off Date collateral balance. If a Trigger Event has occurred on the related Payment Date, the OC Target will be the same as the OC Target on the preceding Payment Date.

Sequential Trigger Event

A Sequential Trigger Event is in effect on any Payment Date if, before the 37th Payment Date, the aggregate amount of Cumulative Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate unpaid principal balance of the mortgage loans as of the Cut-Off Date exceeds [4.00]%, or if, on or after the 37th Payment Date, a Trigger Event is in effect.

Trigger Event

A "Trigger Event" will have occurred if either a Delinquency Trigger Event or a Cumulative Loss Trigger Event occurs.

A "Delinquency Trigger Event" is in effect on any Payment Date if on that Payment Date the 60 Day+ Rolling Average (the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) equals or exceeds a given percentage of the prior period's Enhancement Percentage to the bond specified below:

Senior Notes remain outstanding [31.87%] of the Senior Enhancement Percentage

On and after the Senior Notes pay off [37.74%] of the Class M-1 Enhancement Percentage

A "Cumulative Loss Trigger Event' 'is in effect on any Payment Date if the aggregate amount of Cumulative Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such payment date:

Payment Date	Loss Percentage
October 2008 to September 2009	[4.00]% for the first month, plus an additional 1/12th of [2.25]% for each month thereafter
October 2009 to September 2010	[6.25]% for the first month, plus an additional 1/12th of [1.80]% for each month thereafter
October 2010 to September 2011	[8.05]% for the first month, plus an additional 1/12th of [0.90]% for each month thereafter
October 2011 and thereafter	[8.95]%

The "Rolling Three Month Delinquency Rate" with respect to any Payment Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding months.

The "Delinquency Rate" for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

"Cumulative Realized Losses" with respect to any Payment Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date collateral balance.

The "Senior Enhancement Percentage" for any Payment Date will be the fraction, expressed as a percentage, the numerator of which the aggregate note principal amount of the Subordinate Notes, and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate collateral balance, after giving effect to distributions on that Payment Date

Weighted Average Life Sensitivity - To Call (1)(2)

	To 20% Call
	PPC	0	80	100	120	150
	WAL (yr)	19.23	2.72	2.14	1.70	1.41
IA-1	MDUR (yr) First Prin Pay	12.9 Oct-05	2.51 Oct-05	2.01 Oct-05	1.63 Oct-05	1.35 Oct-05
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Mar-08
	WAL (yr)	12.45	1.18	1.00	0.87	0.74
2A-1	MDUR (yr) First Prin Pay	9.64 Oct-05	1.14 Oct-05	0.97 Oct-05	0.85 Oct-05	0.73 Oct-05
	Last Prin Pay	Jul-24	Sep-07	Jun-07	Mar-07	Dec-06
	WAL (yr)	20.46	2.24	2.00	1.79	1.48
2A-2	MDUR (yr) First Prin Pay	14.15 Jul-24	2.14 Sep-07	1.92 Jun-07	1.72 Mar-07	1.43 Dec-06
	Last Prin Pay	Aug-27	Feb-08	Oct-07	Aug-07	May-07
	WAL (yr)	25.93	4.58	3.41	2.56	2.10
2A-3	MDUR (yr) First Prin Pay	16.17 Aug-27	4.14 Feb-08	3.16 Oct-07	2.42 Aug-07	2.00 May-07
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Mar-08
	WAL (yr)	25.93	4.58	3.41	2.56	2.10
2A-4	MDUR (yr) First Prin Pay	15.97 Aug-27	4.13 Feb-08	3.15 Oct-07	2.41 Aug-07	2.00 May-07
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Mar-08
	WAL (yr)	26.74	5.06	4.47	3.95	2.66
M1	MDUR (yr) First Prin Pay	16.14 Nov-28	4.53 Dec-08	4.07 Aug-09	3.63 Aug-09	2.51 Mar-08
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Jun-08
	WAL (yr)	26.74	5.05	4.32	3.95	2.92
M2	MDUR (yr) First Prin Pay	16.10 Nov-28	4.52 Nov-08	3.94 May-09	3.63 Aug-09	2.74 Jun-08
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Aug-08
	WAL (yr)	26.74	5.05	4.25	3.95	2.95
M3	MDUR (yr) First Prin Pay	16.08 Nov-28	4.51 Nov-08	3.87 Mar-09	3.63 Aug-09	2.77 Aug-08
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Aug-08
	WAL (yr)	26.74	5.05	4.20	3.93	2.95
M4	MDUR (yr) First Prin Pay	15.90 Nov-28	4.50 Nov-08	3.82 Feb-09	3.60 Jun-09	2.76 Aug-08
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Aug-08
	WAL (yr)	26.74	5.05	4.18	3.83	2.95
M5	MDUR (yr) First Prin Pay	15.81 Nov-28	4.49 Nov-08	3.80 Jan-09	3.51 May-09	2.76 Aug-08
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Aug-08
	WAL (yr)	26.74	5.04	4.15	3.77	2.95
M6	MDUR (yr) First Prin Pay	15.66 Nov-28	4.47 Oct-08	3.76 J an-09	3.45 Mar-09	2.75 Aug-08
	Last Prin Pay	Oct-33	Nov-I 1	Jul-10	Aug-09	Aug-08
	WAL (yr)	26.74	5.04	4.13	3.70	2.95
M7	MDUR (yr) First Prin Pay	14.91 Nov-28	4.41 Oct-08	3.71 Dec-08	3.36 Feb-09	2.73 Aug-08
	Last Prin Pay	Oct-33	Nov-I I	Jul-10	Aug-09	Aug-08
	WAL (yr)	26.74	5.04	4.12	3.66	2.95
M8	MDUR (yr) First Prin Pay	14.61 Nov-28	4.39 Oct-08	3.68 Dec-08	3.32 Jan-09	2.72 Aug-08
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Aug-08
	WAL (yr)	26.74	5.04	4.11	3.63	2.95
M9	MDUR (yr) First Prin Pay	13.99 Nov-28	4.34 Oct-08	3.63 Nov-08	3.26 Jan-09	2.70 Aug-08
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Aug-08
	WAL (yr)	26.74	5.04	4.10	3.58	2.95
BI	MDUR (yr) First Prin Pay	12.59 Nov-28	4.21 Oct-08	3.54 Nov-08	3.15 Nov-08	2.65 Aug-08
	Last Prin Pay	Oct-33	Nov-I I	Jul-10	Aug-09	Aug-08
	WAL (yr)	26.74	5.04	4.07	3.55	2.95
B2	MDUR (yr) First Prin Pay	12.59 Nov-28	4.21 Oct-08	3.52 Oct-08	3.13 Nov-08	2.65 Aug-08
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Aug-08
	WAL (yr)	26.74	5.04	4.07	3.53	2.95
B3	MDUR (yr) First Prin Pay	12.59 Nov-28	4.21 Oct-08	3.52 Oct-08	3.11 Oct-08	2.65 Aug-08
	Last Prin Pay	Oct-33	Nov-11	Jul-10	Aug-09	Aug-08

(1)See definition of Pricing Prepayment Speed on page 10.

(2)All Modified Durations assume par priced bonds.

	To Maturity
	PPC	0	80	100	120	150
	WAL (yr)	19.39	3.20	2.53	1.94	1.41
IA-1	MDUR (yr) First Prin Pay	13.03 Oct-05	2.85 Oct-05	2.30 Oct-05	1.81 ct-05	1.35 Oct-05
	Last Prin Pay	Aug-35	Jun-24	Sep-20	Jul-18	Mar-08
	WAL (yr)	12.45	1.18	1.00	0.87	0.74
2A-1	MDUR (yr) First Prin Pay	9.64 ct-05	1.14 Oct-05	0.97 Oct-05	0.85 Oct-05	0.73 ct-05
	Last Prin Pay	Jul-24	Sep-07	Jun-07	Mar-07	Dec-06
	WAL (yr)	20.46	2.24	2.00	1.79	1.48
2A-2	MDUR (yr) First Prin Pay	14.15 Jul-24	2.14 Sep-07	1.92 Jun-07	1.72 Mar-07	1.43 Dec-06
	Last Prin Pay	Aug-27	Feb-08	Oct-07	Aug-07	May-07
	WAL (yr)	26.26	5.69	4.29	3.04	2.10
2A-3	MDUR (yr) irst Prin Pay	16.28 Aug-27	4.92 Feb-08	3.82 Oct-07	2.79 Aug-07	2.00 May-07
	Last Prin Pay	Jul-35	Dec-23	Jul-20	Oct-17	Mar-08
	WAL (yr)	26.26	5.69	4.29	3.04	2.10
2A-4	MDUR (yr) First Prin Pay	16.08 Aug-27	4.90 Feb-08	3.81 ct-07	2.79 Aug-07	2.00 May-07
	Last Prin Pay	Jul-35	Dec-23	Jul-20	Oct-17	Mar-08
	WAL (yr)	27.18	6.42	5.56	6.00	2.66
M1	MDUR (yr) First Prin Pay	16.27 Nov-28	5.47 Dec-08	4.88 Aug-09	5.26 Aug-10	2.51 Mar-08
	Last Prin Pay	Jul-35	Mar-22	Apr-19	Oct-16	Jun-08
	WAL (yr)	27.18	6.40	5.40	5.25	3.96
M2	MDUR (yr) First Prin Pay	16.24 Nov-28	5.45 Nov-08	4.74 May-09	4.67 Dec-09	3.55 Jun-08
	Last Prin Pay	Jul-35	Aug-21	Oct-18	May-16	Jul-15
	WAL (yr)	27.18	6.38	5.31	4.93	6.76
M3	MDUR (yr) First Prin Pay	16.22 Nov-28	5.43 Nov-08	4.66 Mar-09	4.41 ep-09	5.84 May-11
	Last Prin Pay	Jul-35	Dec-20	Mar-18	Dec-15	Dec-13
	WAL (yr)	27.18	6.37	5.26	4.78	5.40
M4	MDUR (yr) First Prin Pay	16.03 Nov-28	5.40 Nov-08	4.60 Feb-09	4.26 Jun-09	4.79 Aug-10
	Last Prin Pay	Jul-35	Jul-20	Oct-17	Jul-15	Mar-13
	WAL (yr)	27.18	6.36	5.21	4.67	4.87
M5	MDUR (yr) irst Prin Pay	1 5.94 Nov-28	5.39 Nov-08	4.56 Jan-09	4.17 May-09	4.35 Feb-10
	Last Prin Pay	Jul-35	Jul-20	Jun-17	Apr-15	Dec-12
	WAL (yr)	27.18	6.33	5.17	4.59	4.54
M6	MDUR (yr) irst Prin Pay	15.79 Nov-28	5.36 Oct-08	4.52 Jan-09	4.09 Mar-09	4.08 Oct-09
	Last Prin Pay	Jul-35	Jan-20	Jan-17	Nov-14	Sep-12
	WAL (yr)	27.18	6.30	5.13	4.51	4.30
M7	MDUR (yr) First Prin Pay	15.02 Nov-28	5.25 Oct-08	4.43 Dec-08	3.98 Feb-09	3.84 Jul-09
	Last Prin Pay	Jul-35	Jul-19	Aug-16	Jul-14	May-12
	WAL (yr)	27.18	6.27	5.09	4.44	4.12
M8	MDUR (yr) First Prin Pay	14.72 Nov-28	5.19 Oct-08	4.37 Dec-08	3.91 Jan-09	3.67 May-09
	Last Prin Pay	Jul-35	Nov-18	Feb-16	Feb-14	Jan-12
	WAL (yr)	27.18	6.22	5.04	4.38	3.98
M9	MDUR (yr) First Prin Pay	14.08 Nov-28	5.09 Oct-08	4.28 Nov-08	3.82 Jan-09	3.53 Mar-09
	Last Prin Pay	Jul-35	May-18	Aug-15	Oct-13	Oct-11
	WAL (yr)	27.18	6.12	4.95	4.26	3.80
B1	MDUR (yr) First Prin Pay	12.66 Nov-28	4.85 Oct-08	4.10 ov-08	3.64 Nov-08	3.31 J an-09
	Last Prin Pay	Jul-35	Aug-17	Jan-15	Apr-13	Jun-11
	WAL (yr)	27.14	5.93	4.78	4.11	3.61
B2	MDUR (yr) First Prin Pay	12.66 Nov-28	4.76 Oct-08	3.99 Oct-08	3.53 Nov-08	3.16 Dec-08
	Last Prin Pay	May-35	Nov-15	Sep-13	Mar-12	Jul-10
	WAL (yr)	27.06	5.67	4.57	3.93	3.42
B3	MDUR (yr) First Prin Pay	12.64 Nov-28	4.61 Oct-08	3.86 Oct-08	3.40 Oct-08	3.02 Nov-08
	Last Prin Pay	Jan-35	Oct-14	Oct-12	Jun-11	Dec-09

(1) See definition of Pricing Prepayment Speed on page 10.

(2) All Modified Durations assume par priced bonds.

Maximum Note Rate* (1) (2)

Period	Group 1 Funds Cap (%)	Group 2 Funds Cap (%)	Subs Funds Cap (%)	Period	Group 1 Funds Cap (%)	Group 2 Funds Cap (%)	Subs Funds Cap (%)
1	4.832	4.787	4.810	31	10.000	10.000	10.000
2	10.000	10.000	10.000	32	10.306	10.188	10.247
3	10.000	10.000	10.000	33	10.000	10.000	10.000
4	10.000	10.000	10.000	34	10.299	10.196	10.247
5	10.000	10.000	10.000	35	10.801	10.668	10.734
6	10.000	10.000	10.000	36	10.828	10.680	10.753
7	10.000	10.000	10.000	37	11.183	11.034	11.108
8	10.000	10.000	10.000	38	10.816	10.676	10.746
9	10.000	10.000	10.000	39	11.171	11.029	11.100
10	10.000	10.000	10.000	40	10.806	10.675	10.740
11	10.000	10.000	10.000	41	11.592	11.453	11.522
12	10.000	10.000	10.000	42	12.500	12.500	12.500
13	10.000	10.000	10.000	43	11.608	11.456	11.532
14	10.000	10.000	10.000	44	11.987	11.835	11.911
15	10.000	10.000	10.000	45	11.594	11.450	11.521
16	10.000	10.000	10.000	46	11.974	11.831	11.902
17	10.000	10.000	10.000	47	11.600	11.455	11.527
18	10.000	10.000	10.000	48	11.594	11.454	11.523
19	10.000	10.000	10.000	49	11.973	11.832	11.902
20	10.000	10.000	10.000	50	11.579	11.447	11.513
21	1 0.000	10.000	10.000	51	11.957	11.826	11.891
22	1 0.000	10.000	10.000	52	11.565	11.444	11.504
23	10.000	10.000	10.000	53	11.577	11.448	11.512
24	10.000	10.000	10.000	54	12.500	12.500	12.500
25	10.000	10.000	10.000	55	11.563	11.444	11.503
26	10.000	10.000	10.000	56	11.941	11.822	11.881
27	10.000	10.000	10.000	57	11.548	11.437	11.492
28	10.000	10.000	10.000	58	11.925	11.816	11.870
29	10.000	10.000	10.000
30	10.675	10.543	10.609

*For purposes of this calculation, it was assumed that payments on the Senior Interest Rate Caps were available to the Senior Notes and payments on the Subordinate Interest Rate Cap are available to the Subordinate Notes as described herein.

(1)

Based on 1 month and 6 month LIBOR rate of 20% and no losses.

(2)

100% of the Pricing Speed Assumption is equal to the pricing assumption as defined on page 10

Available Excess Spread(1) (2

Period	Excess Spread ( %)	Period	Excess Spread (%)
1	1.23%	31	4.12%
2	2.64%	32	4.30%
3	2.58%	33	4.12%
4	2.25%	34	4.28%
5	2.20%	35	4.15%
6	2.57%	36	4.14%
7	2.01%	37	4.29%
8	2.23%	38	4.08%
9	2.01%	39	4.30%
10	2.11%	40	4.14%
11	1.99%	41	4.17%
12	1.98%	42	4.67%
13	2.09%	43	4.16%
14	1.96%	44	4.34%
15	2.10%	45	4.17%
16	1.91%	46	4.33%
17	1.91%	47	4.15%
18	2.38%	48	4.15%
19	1.87%	49	4.31
20	2.05%	50	4.19%
21	1.88%	51	4.38%
22	2.02%	52	4.21
23	4.15%	53	4.25%
24	4.18%	54	4.73%
25	4.31%	55	4.16%
26	4.14%	56	4.30%
27	4.28%	57	4.12%
28	4.09%	58	4.28%
29	4.16%	59
30	4.48%	60

(1)

Assumes 1 month LIBOR and 6 month LIBOR are equal to their respective forward curves (as of 8/16/05).

(2)

Assumes 100% of the Pricing Speed Assumption, as defined on page 10.

Collateral Characteristics: Aggregate

Collateral characteristics are listed below as of 9/1/2005

Collateral Summary Aggregate

Total Number of Loans	7,417
Total Outstanding Loan Balance	$1,197,612,280
Average Loan Balance	$161,469
Fixed Rate	8.72%
Adjustable Rate	91.28%
Prepayment Penalty Coverage	72.04%
Weighted Average Coupon	7.414%	Lien Position
Weighted Average Margin	5.660%	1st Lien	95.25%
Weighted Average Initial Periodic Cap	3.072%	2nd Lien	4.75%
Weighted Average Periodic Cap	1.000%
Weighted Average Maximum Rate	13.263%	Geographic Distribution
Weighted Average Floor	7.304%	(Other States account individually for less than
Weighted Average Original Term (mo.)	352	5.00% of the Cut-Off Date principal balance)
Weighted Average Remaining Term (mo.)	350
Weighted Average Original Combined LTV	79.12%	FL	24.46%
Weighted Average FICO	615	CA	23.99%
		TX	7.61
Interest Only		NY	6.26%
None	82.73%	NJ	5.45%
60 Months	17.27%
		Loan Purpose
Occupancy Status		Cash Out Refinance	52.80%
Primary Home	95.91%	Purchase	41.78%
I nvestment	3.22%	Rate/Term Refinance	5.42%
Second Home	0.87%
		Prepayment Penalty (years)
Documentation Type		None	27.96%
Full	55.77%	1Year	2.33%
Stated	44.04%	2 Years	62.03%
Limited	0.19%	3 Years	7.68%

Product Types

Product Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	% of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term ( months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed - 10 Year		139,161	0.01	6.339	119	30.09	632
Fixed - 15 Year	18	1,384,244	0.12	7.441	179	67.41	642
Fixed - 20 Year	310	15,372,835	1.28	10.047	238	96.23	640
Fixed - 25 Year	2	259,634	0.02	6.188	299	45.38	691
Fixed - 30 Year	248	44,422,951	3.71	6.440	359	73.27	648
Balloon - 15/20	1	24,190	0.00	10.500	178	99.99	600
Balloon - 15/30	898	42,837,408	3.58	10.287	178	99.42	641
ARM - 6 Month	6	1,297,547	0.11	6.491	359	73.09	629
ARM - 2 Year/6 Month	4,453	759,020,928	63.38	7.550	358	78.25	600
ARM - 3 Year/6 Month	102	14,947,094	1.25	7.238	358	76.96	611
ARM - 5 Year/6 Month	150	23,108,267	1.93	7.102	358	75.54	616
Interest Only Arm - 6 Months	6	1,244,900	0.10	6.096	359	81.73	664
Interest Only Arm - 2 Year/6 Month	760	189,416,288	15.82	6.745	358	79.84	651
Interest Only Arm - 3 Year/6 Month	25	5,711,855	0.48	6.704	358	78.36	646
Interest Only Arm - 5 Year/6 Month	39	10,046,396	0.84	6.517	358	76.11	657
Interest Only Arm - 2 Year/6 Month Balloon 15/30	1	223,840	0.02	6.350	178	80.00	677
Interest Only Arm - 5 Year/6 Month Balloon 30/40	1	200,000	0.02	6.400	359	31.75	641
ARM - 2 Year/6 Month Balloon - 30/40	341	76,737,684	6.41	6.629	358	77.59	631
ARM - 3 Year/6 Month Balloon - 30/40	11	2,175,282	0.18	6.718	358	79.88	645
ARM - 5 Year/6 Month Balloon - 30/40	40	8,688,832	0.73	6.469	358	75.24	655
ARM - 6 Month Balloon - 30/40	3	352,943	0.03	6.265	359	77.29	612
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Interest Only Term

Interest Only Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term ( months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
	6,585	990,769,001	82.73	7.557	348	79.03	608
60	832	206,843,279	17.27	6.728	358	79.58	651
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Range of Gross Interest Rates (%)

Range of Gross Interest Rates	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
4.000 - 4.999	2	641,714	0.05	4.893	359	80.00	670
5.000 - 5.999	723	161,435,791	13.48	5.731	357	75.20	645
6.000 - 6.999	1,957	401,175,339	33.50	6.558	358	77.42	633
7.000 - 7.999	1,732	317,373,849	26.50	7.478	358	78.57	613
8.000 - 8.999	1,063	157,219,317	13.13	8.516	353	80.92	583
9.000 - 9.999	839	87,684,566	7.32	9.479	332	83.63	566
10.000 - 10.999	722	49,690,580	4.15	10.444	276	90.67	589
11.000 - 11.999	272	17,868,734	1.49	11.368	271	88.15	589
12.000 - 12.999	107	4,522,390	0.38	12.044	216	96.28	605
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Minimum: 14,770

Maximum: 874,086

Average: 161,469

Range of Cut-off Date Principal ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1 -25,000	191	4,026,139	0.34	10.445	194	99.23	630
25,001 - 50,000	710	26,551,755	2.22	10.143	226	92.28	621
50,001 - 75,000	728	46,012,052	3.84	9.160	301	84.14	606
75,001 - 100,000	901	79,072,588	6.60	8.138	335	79.70	605
100,001 -125,000	829	93,197,228	7.78	7.751	349	79.28	608
125,001 -150,000	783	107,975,034	9.02	7.471	356	77.92	610
150,001 -175,000	578	93,662,466	7.82	7.394	357	78.22	611
175,001 -200,000	542	101,777,415	8.50	7.242	358	77.47	608
200,001 -225,000	430	91,500,495	7.64	7.057	357	77.11	619
225,001 -250,000	361	85,631,941	7.15	7.093	358	77.88	616
250,001 -275,000	270	70,713,841	5.90	7.088	358	78.14	618
275,001 -300,000	250	71,892,040	6.00	7.048	358	78.34	619
300,001 -325,000	204	63,746,561	5.32	7.165	358	80.11	622
325,001 -350,000	145	49,064,813	4.10	7.084	358	79.25	622
350,001 -375,000	113	40,912,883	3.42	7.078	358	79.28	620
375,001 -400,000	97	37,715,818	3.15	6.972	358	79.08	616
400,001 -425,000	73	30,243,557	2.53	6.745	358	78.82	632
425,001 -450,000	65	28,474,980	2.38	6.712	358	79.18	632
450,001 -475,000	45	20,802,345	1.74	6.843	358	80.90	629
475,001 -500,000	42	20,471,025	1.71	7.164	358	78.75	637
500,001 -750,000	58	32,541,219	2.72	7.118	358	78.78	614
750,001 -1,000,000	2	1,626,086	0.14	6.525	359	74.62	677
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Minimum: 14,770

Maximum: 874,086

Average: 161,469

Stated Original Term (months)

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term ( months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
120	2	139,161	0.01	6.339	119	30.09	632
180	917	44,438,207	3.71	10.179	178	98.32	642
181	1	31,475	0.00	10.500	179	100.00	601
240	310	15,372,835	1.28	10.047	238	96.23	640
300	2	259,634	0.02	6.188	299	45.38	691
360	6,185	1,137,370,967	94.97	7.271	358	78.15	614
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Minimum: 120

Maximum: 360

Average: 352

Range of Stated Remaining Terms (months)

Range of Stated Remaining Terms months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term ( months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
109 - 120	2	139,161	0.01	6.339	119	30.09	632
169 - 180	918	44,469,682	3.71	10.179	178	98.33	642
229 - 240	310	15,372,835	1.28	10.047	238	96.23	640
289 - 300	2	259,634	0.02	6.188	299	45.38	691
337 - 348	1	37,387	0.00	8.380	344	70.00	520
349 - 360	6,184	1,137,333,581	94.97	7.271	358	78.15	614
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Minimum: 119

Maximum: 360

Average: 350

Range of Combined Original LTV Ratios (%)

Range of Combined Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term ( months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
10.00 or Less	2	84,678	0.01	7.592	218	7.60	597
10.01 -15.00	2	369,364	0.03	6.774	358	12.80	569
15.01 -20.00	7	443,675	0.04	8.609	358	18.09	561
20.01 -25.00	7	580,916	0.05	7.056	358	23.20	604
25.01 -30.00	7	670,426	0.06	6.627	343	28.56	656
30.01 -35.00	18	2,064,580	0.17	7.015	347	33.02	595
35.01 -40.00	35	4,040,648	0.34	7.071	349	37.39	586
40.01 -45.00	46	5,514,606	0.46	7.505	354	42.92	575
45.01 -50.00	73	9,477,176	0.79	7.096	356	48.10	598
50.01 -55.00	72	10,784,803	0.90	7.060	354	53.02	594
55.01 -60.00	142	23,864,024	1.99	7.057	357	57.78	592
60.01 -65.00	189	36,137,949	3.02	6.955	357	63.21	590
65.01 -70.00	426	70,526,675	5.89	7.395	358	68.84	588
70.01 -75.00	511	92,359,882	7.71	7.331	357	74.01	589
75.01 -80.00	3,619	687,318,975	57.39	7.047	358	79.79	627
80.01 -85.00	446	85,779,212	7.16	7.864	358	84.59	590
85.01 -90.00	407	75,896,579	6.34	7.833	355	89.64	625
90.01 -95.00	277	37,592,830	3.14	9.212	350	94.80	587
95.01 -100.00	1,131	54,105,282	4.52	10.326	195	99.94	641
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Minimum: 7.09

Maximum: 100.00

Average: 79.12

Range of Gross Margins (%)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,479	104,440,424	8.72	8.562	264	87.18	644
4.001 - 4.500	3	443,464	0.04	7.491	358	80.00	641
4.501 -5.000	2	283,633	0.02	6.566	358	75.93	610
5.001 -5.500	4,424	836,980,934	69.89	7.069	358	79.08	626
5.501 -6.000	546	102,083,442	8.52	7.480	358	78.12	583
6.001 -6.500	713	116,088,403	9.69	8.217	358	76.01	562
6.501 -7.000	249	37,142,655	3.10	9.280	358	69.90	549
9.001 -9.500	1	149,326	0.01	9.470	359	90.00	581
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Minimum: 4.250

Maximum: 9.470

Average: 5.660

Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term ( months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,479	104,440,424	8.72	8.562	264	87.18	644
5.000 or Less	2	486,539	0.04	4.916	358	70.99	608
5.001 - 5.500	134	32,540,015	2.72	5.404	358	75.13	644
5.501 -6.000	526	115,355,879	9.63	5.827	358	75.84	641
6.001 -6.500	754	163,027,913	13.61	6.303	358	77.39	641
6.501 -7.000	1,098	220,915,264	18.45	6.785	358	78.01	626
7.001 -7.500	864	162,797,634	13.59	7.263	358	78.57	623
7.501 -8.000	799	143,226,535	11.96	7.765	358	78.71	601
8.001 -8.500	464	74,698,707	6.24	8.289	358	79.61	588
8.501 -9.000	472	74,986,791	6.26	8.768	358	81.10	570
9.001 -9,500	293	39,827,539	3.33	9.255	358	81.09	555
9.501 -10.000	243	32,559,752	2.72	9.772	358	80.25	545
10.001 -10.500	126	14,938,291	1.25	10.217	358	83.86	541
10.501 -11,000	88	9,701,997	0.81	10.708	358	80.36	542
11.001 -11.500	39	4,355,232	0.36	11.311	358	76.09	539
11.501 -12.000	30	3,269,630	0.27	11.696	358	73.57	531
12.001 -12.500	5	401,558	0.03	12.323	358	71.42	560
12.501 -13.000	1	82,580	0.01	12.855	359	70.00	515
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Minimum: 4.775

Maximum: 12.855

Average: 7.304

Range of Maximum Mortgage Rates (%)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,479	104,440,424	8.72	8.562	264	87.18	644
12.500 or Less	1,495	326,207,023	27.24	6.075	358	76.50	641
12.501 - 13.000	1,082	217,279,452	18.14	6.806	358	78.11	625
13.001 -13.500	843	158,477,578	13.23	7.278	358	78.78	623
13.501 -14.000	781	139,361,785	11.64	7.770	358	78.69	601
14.001 -14.500	457	73,100,757	6.10	8.295	358	79.63	588
14.501 -15.000	470	74,667,678	6.23	8.775	358	81.05	569
15.001 -15.500	288	39,540,682	3.30	9.262	358	81.18	555
15.501 -16.000	238	32,134,131	2.68	9.775	358	80.34	545
16.001 -16.500	123	14,670,813	1.23	10.218	358	83.77	541
16.501 -17.000	88	9,770,709	0.82	10.719	358	80.31	542
17.001 -17.500	39	4,355,232	0.36	11.311	358	76.09	539
17.501 -18-000	28	3,121,877	0.26	11.702	358	73.86	530
18.001 -18.500	5	401,558	0.03	12.323	358	71.42	560
18.501 -19.000	1	82,580	0.01	12.855	359	70.00	515
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Non-Zero Minimum: 10.150

Maximum: 18.855

Non-Zero Weighted Average: 13.263

Initial Periodic Cap (%)

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,479	104,440,424	8.72	8.562	264	87.18	644
1.000	15	2,895,390	0.24	6.294	359	77.32	642
3.000	5,693	1,048,232,972	87.53	7.326	358	78.47	612
5.000	230	42,043,494	3.51	6.828	358	75.40	634
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Non-Zero Minimum: 1000

Maximum: 5.000

Non-Zero Average: 3.0723

Subsequent Periodic Cap (%)

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,479	104,440,424	8.72	8.562	264	87.18	644
1.000	5,938	1,093,171,856	91.28	7.304	358	78.35	613
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Non-Zero Minimum: 1000

Maximum: 1.000

Non-Zero Average: 1.000

Next Rate Adjustment Dates

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	1,479	104,440,424	8.72	8.562	264	87.18	644
February 2006	15	2,895,390	0.24	6.294	359	77.32	642
May 2006	1	37,387	0.00	8.380	344	70.00	520
December 2006	2	306,338	0.03	8.358	351	82.62	563
February 2007	1	82,683	0.01	6.680	353	80.00	610
March 2007	12	1,572,311	0.13	8.880	354	81.59	566
April 2007	3	350,414	0.03	8.806	355	82.90	561
May 2007	6	1,166,737	0.10	7.192	356	78.94	634
June 2007	1,433	258,221,539	21.56	7.421	357	78.63	609
July 2007	2,332	431,913,178	36.06	7.363	358	78.45	611
August 2007	1,763	331,456,154	27.68	7.213	359	78.42	614
I September 2007	2	292,000	0.02	7.932	360	79.57	601
June 2008	39	5,292,917	0.44	7.343	357	77.17	622
July 2008	59	10,219,118	0.85	7.094	358	77.88	620
August 2008	40	7,322,197	0.61	6.791	359	77.49	627
June 2010	48	8,856,960	0.74	6.683	357	76.08	647
July 2010	93	17,465,769	1.46	7.018	358	74.49	629
August 2010	89	15,720,765	1.31	6.699	359	76.04	633
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Geographic Distribution of Mortgaged Properties

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Florida	1,799	292,979,154	24.46	7.316	351	79.98	618
California	1,177	287,310,877	23.99	6.992	349	77.77	624
Texas	940	91,175,504	7.61	8.029	348	79.99	603
New York	303	74,952,304	6.26	7.380	352	76.10	613
New Jersey	295	65,275,339	5.45	7.768	354	76.55	608
Georgia	353	42,515,029	3.55	7.564	345	82.54	619
Maryland	177	34,103,317	2.85	7.820	353	78.11	604
Virginia	184	33,463,811	2.79	7.645	352	78.28	605
Nevada	150	27,824,137	2.32	6.991	349	79.63	620
Arizona	169	26,608,363	2.22	7.202	350	78.36	608
Massachusetts	113	22,551,985	1.88	7.793	353	76.54	610
Washington	105	16,218,866	1.35	7.189	349	79.34	614
Ohio	167	15,652,795	1.31	7.806	350	82.32	607
Michigan	156	15,450,940	1.29	7.807	349	81.92	612
Minnesota	119	15,346,325	1.28	6.882	343	80.56	617
Other	1,210	136,183,533	11.37	7.812	348	81.42	610
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Number of States/District of Columbia Represented: 44

Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Primary	7,110	1,148,570,786	95.91	7.400	349	79.16	615
Investment	255	38,609,742	3.22	7.765	358	77.37	634
Second Home	52	10,431,751	0.87	7.720	358	81.83	618
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Property Type

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Single Family Residence	6,667	1,060,626,747	88.56	7.419	350	79.19	614
2-4 Family	327	71,347,349	5.96	7.312	351	76.62	627
Condo	423	65,638,184	5.48	7.451	350	80.72	632
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Refinance - Cashout	3,476	632,372,819	52.80	7.320	356	76.14	600
Purchase	3,373	500,373,071	41.78	7.461	344	82.58	637
Refinance - Rate Term	568	64,866,390	5.42	7.974	334	81.46	604
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Document Level

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Full Documentation	4,366	667,894,586	55.77	7.232	350	79.41	609
Stated Documentation	3,040	527,418,075	44.04	7.641	349	78.75	624
Limited Documentation	11	2,299,619	0.19	8.283	358	79.65	591
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
NA	5	328,567	0.03	11.333	358	61.22	0
Below 500	1	75,669	0.01	9.130	358	75.00	499
500 - 524	476	73,442,878	6.13	8.832	358	72.99	512
525 - 549	530	84,056,238	7.02	8.408	358	75.58	537
550 - 574	678	116,346,536	9.71	8.072	358	79.81	562
575 - 599	1,093	169,604,207	14.16	7.399	352	78.67	588
600 - 624	1,613	241,296,447	20.15	7.412	346	79.57	612
625 - 649	1,309	211,030,282	17.62	7.049	345	80.33	636
650 - 674	797	137,541,320	11.48	6.892	348	80.42	661
675 - 699	482	85,934,605	7.18	6.708	347	80.38	685
700 - 724	219	38,481,555	3.21	6.792	344	80.67	711
725 - 749	119	21,452,297	1.79	6.573	350	79.70	736
750 - 774	60	10,603,955	0.89	6.893	344	81.28	760
775 - 799	28	6,216,849	0.52	6.660	352	80.39	782
800+	7	1,200,876	0.10	6.840	344	78.27	805
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Non-Zero Minimum: 499

Maximum: 811

Non-Zero Average: 615

Payment Penalty Term

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
	2,201	334,910,153	27.96	7.821	349	78.66	609
12	151	27,862,358	2.33	7.499	341	80.53	636
24	4,257	742,867,396	62.03	7.237	355	79.16	614
36	808	91,972,373	7.68	7.340	318	80.08	642
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Non-Zero Minimum: 12

Maximum: 36

Non-Zero Average: 25

Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1st Lien	6,215	1,140,776,361	95.25	7.269	358	78.11	614
2nd Lien	1,202	56,835,919	4.75	10.334	193	99.42	641
Total:	7,417	1,197,612,280	100.00	7.414	350	79.12	615

Collateral Characteristics: Group 1

Collateral characteristics are listed below as of 9/1/2005

Collateral Summary: Group 1

Total Number of Loans	4,329
Total Outstanding Loan Balance	$596,661,225
Average Loan Balance	$137,829
Fixed Rate	9.99%
Adjustable Rate	90.01
Prepayment Penalty Coverage	69.29%
Weighted Average Coupon	7.446%	Lien Position
Weighted Average Margin	5.711%	1st Lien	96.48%
Weighted Average Initial Periodic Cap	2.993%	2nd Lien	3.52%
Weighted Average Periodic Cap	1.000%
Weighted Average Maximum Rate	1 3.404%	Geographic Distribution
Weighted Average Floor	7.407%	(Other States account individually for less than
Weighted Average Original Term (mo.) Weighted Average Remaining Term (mo.)	354 352	5.00% of the Cut-Off Date principal balance)
Weighted Average Original Combined LTV	77.87%	FL	20.61
Weighted Average FICO	607	CA	18.33%
		TX	8.03%
Interest Only		NJ	6.36%
None	88.38%	NY	5.29%
60 Months	11.62%
		Loan Purpose
Occupancy Status		Cash Out Refinance	71.22%
Primary Home	94.12%	Purchase	21.70%
Investment e	4.75%	Rate/Term Refinance	7.08%
Second Hom	1.13%
Documentation Type		Prepayment Penalty (years)
		None	30.71
Full	63.25%	1 Year	2.12%
Stated	36.51	2 Years	59.95%
Limited	0.24%	3 Years	7.22%

Product Types: Group 1

Product Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed - 10 Year	2	139,161	0.02	6.339	119	30.09	632
Fixed - 15 Year	17	1,319,401	0.22	7.314	179	68.97	647
Fixed - 20 Year	189	7,648,605	1.28	9.475	238	92.88	638
Fixed - 25 Year	2	259,634	0.04	6.188	299	45.38	691
Fixed - 30 Year	217	35,532,496	5.96	6.473	359	72.46	649
Balloon - 15/20	1	24,190	0.00	10.500	178	99.99	600
Balloon - 15/30	435	14,697,933	2.46	10.210	178	99.45	633
ARM - 6 Month	5	888,026	0.15	7.109	359	77.26	592
ARM - 2 Year/6 Month	2,770	408,394,520	68.45	7.619	358	77.31	593
ARM - 3 Year/6 Month	69	8,974,097	1.50	7.334	358	76.98	608
Interest Only Arm - 6 Months	3	634,950	0.11	6.461	359	83.39	660
Interest Only Arm - 2 Year/6 Month	342	65,318,128	10.95	6.759	358	79.23	641
Interest Only Arm - 3 Year/6 Month	18	3,375,805	0.57	7.081	358	77.50	640
ARM - 2 Year/6 Month Balloon - 30/40	247	47,471,510	7.96	6.554	359	76.40	632
ARM - 3 Year/6 Month Balloon - 30/40	9	1,629,825	0.27	6.942	358	79.84	658
ARM - 6 Month Balloon - 30/40	3	352,943	0.06	6.265	359	77.29	612
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Interest Only Term: Group 1

Interest Only Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
	3,966	527,332,342	88.38	7.535	351	77.70	603
60	363	69,328,883	11.62	6.772	358	79.19	641
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Range of Gross Interest Rates (%) Group 1

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
4.000 - 4.999	1	182,273	0.03	4.775	359	80.00	629
5.000 - 5.999	464	91,354,652	15.31	5.747	357	73.59	639
6.000 - 6.999	1,093	183,416,570	30.74	6.567	357	76.06	625
7.000 - 7.999	978	149,085,760	24.99	7.490	357	77.17	603
8.000 - 8.999	676	86,199,098	14.45	8.510	353	80.63	581
9.000 - 9.999	542	53,587,641	8.98	9.487	341	82.74	563
10.000 - 10.999	381	22,882,181	3.84	10.453	300	88.50	572
11.000 - 11.999	131	7,762,240	1.30	11.372	300	84.32	575
12.000 - 12.999	63	2,190,810	0.37	12.081	232	93.81	600
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Non-Zero Minimum: 4.775

Maximum: 12.855

Non-Zero Average: 7.446

Range of Cut-off Date Principal Balances ($): Group 1

Range of Balances ($)Cut-off Date Principal	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1 -25,000	177	3,720,259	0.62	10.432	194	99.17	631
25,001 - 50,000	450	16,465,528	2.76	10.022	232	91.16	617
50,001 - 75,000	446	28,324,454	4.75	8.795	331	80.07	597
75,001 - 100,000	582	51,209,482	8.58	7.758	356	76.43	600
100,001 -125,000	554	62,248,451	10.43	7.563	357	77.92	607
125,001 -150,000	510	70,428,357	11.80	7.401	357	77.13	607
150,001 -175,000	358	57,905,898	9.70	7.381	356	77.85	608
175,001 -200,000	319	59,943,697	10.05	7.282	357	76.93	600
200,001 -225,000	254	54,095,219	9.07	6.897	358	75.51	615
225,001 -250,000	203	48,116,514	8.06	7.086	358	77.00	607
250,001 -275,000	142	37,253,703	6.24	7.122	358	76.91	607
275,001 -300,000	121	34,908,309	5.85	7.077	358	76.71	610
300,001 -325,000	90	28,180,276	4.72	7.001	358	79.47	614
325,001 -350,000	77	26,082,987	4.37	7.289	358	78.96	604
350,001 -375,000	26	9,286,826	1.56	6.970	358	77.48	611
375,001 -400,000	4	1,553,175	0.26	7.905	358	79.58	591
400,001 -425,000	9	3,745,247	0.63	7.152	358	77.40	625
425,001 -450,000	5	2,182,297	0.37	5.871	359	74.51	625
450,001 -475,000	1	459,492	0.08	5.450	359	80.00	582
500,001 -750,000	1	551,054	0.09	6.790	358	80.00	635
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Minimum: 4.770

Maximum: 551,054

Average: 137,829

Stated Original Term (month): Group 1

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
120	2	139,161	0.02	6.339	119	30.09	632
180	453	16,041,524	2.69	9.972	178	96.95	634
240	189	7,648,605	1.28	9.475	238	92.88	638
300	2	259,634	0.04	6.188	299	45.38	691
360	3,683	572,572,300	95.96	7.349	358	77.16	606
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Minimum: 120

Maximum: 360

Average: 354

Range of Stated Remaining Terms (months): Group 1

Range of Stated Remaining Terms( months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
109- 120	2	139,161	0.02	6.339	119	30.09	632
169 - 180	453	16,041,524	2.69	9.972	178	96.95	634
229 - 240	189	7,648,605	1.28	9.475	238	92.88	638
289 - 300	2	259,634	0.04	6.188	299	45.38	691
337 - 348	1	37,387	0.01	8.380	344	70.00	520
349 - 360	3,682	572,534,914	95.96	7.349	358	77.16	606
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Minimum: 119

Maximum: 360

Average: 352

Range of Combined Original LTV Ratios (%): Group 1

Range of Combined Original LTV Ratios ( %)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
10.00 or Less	1	49,694	0.01	5.950	119	7.09	647
10.01 -15-00	2	369,364	0.06	6.774	358	12.80	569
15.01 -20.00	5	293,913	0.05	8.261	359	17.94	581
20.01 -25-00	5	436,446	0.07	7.108	358	23.51	592
25.01 -30-00	6	617,446	0.10	6.597	342	28.59	659
30.01 -35-00	15	1,484,065	0.25	7.143	342	33.23	593
35.01 -40.00	29	3,361,976	0.56	6.930	352	37.30	590
40.01 -45.00	35	3,825,302	0.64	7.306	353	42.83	595
45.01 -50.00	55	7,346,849	1.23	6.852	356	47.86	599
50.01 -55.00	60	8,557,238	1.43	6.856	353	52.87	604
55.01 -60-00	106	17,735,512	2.97	7.002	357	57.67	597
60.01 -65-00	138	23,401,480	3.92	7.039	357	63.26	588
65.01 -70.00	298	45,524,174	7.63	7.377	358	68.80	589
70.01 -75-00	357	57,712,885	9.67	7.257	357	74.20	596
75.01 -80.00	1,882	291,075,004	48.78	7.121	358	79.73	616
80.01 -85-00	304	50,808,729	8.52	7.986	358	84.57	588
85.01 -90.00	269	41,689,895	6.99	7.868	356	89.66	621
90.01 -95-00	185	22,286,937	3.74	9.183	351	94.84	585
95.01 -100-00	577	20,084,317	3.37	10.201	200	99.95	633
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Minimum: 7.09

Maximum: 100.00

Average: 77.87

Range of Gross Margins (%): Group 1

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	863	59,621,421	9.99	7.798	294	81.45	644
4.001 -4.500	2	267,703	0.04	7.189	359	80.00	666
5.001 -6.500	2,408	375,103,333	62.87	7.109	358	78.32	617
5.501 -6-000	370	61,156,823	10.25	7.550	358	77.79	581
6.001 -6.500	503	73,907,022	12.39	8.179	358	75.44	566
6.501 -7.000	183	26,604,923	4.46	9.147	358	70.47	556
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Non-Zero Minimum: 4.250

Maximum: 6.950

Non-Zero Average: 5.711

Range of Minimum Mortgage Rates (%): Group 1

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	863	59,621,421	9.99	7.798	294	81.45	644
5.000 or Less	2	486,539	0.08	4.916	358	70.99	608
5.001 -5.500	83	17,566,738	2.94	5.411	358	73.50	632
5.501 -6.000	310	59,581,336	9.99	5.835	358	74.22	632
6.001 -6.500	399	69,811,243	11.70	6.303	358	75.90	630
6.501 -7.000	603	99,727,881	16.71	6.791	358	77.07	619
7.001 -7.500	458	69,579,903	11.66	7.258	358	77.18	612
7.501 -8-000	465	71,877,501	12.05	7.762	358	77.45	593
8.001 -8-500	289	41,341,289	6.93	8.277	358	78.96	584
8.501 -9.000	300	40,509,613	6.79	8.770	358	81.34	570
9.001 -9.500	207	26,216,326	4.39	9.265	358	81.17	556
9.501 -10.000	165	21,063,177	3.53	9.770	358	80.35	549
10.001 -10.500	75	7,962,327	1.33	10.212	358	84.07	546
10.501 -11.000	59	6,224,393	1.04	10.697	358	80.45	544
11.001 -11.500	27	2,882,836	0.48	11.279	358	77.83	547
11.501 -12.000	19	1,791,111	0.30	11.724	358	74.41	535
12.001 -12.500	4	335,011	0.06	12.318	358	67.73	557
12.501 -13.000	1	82,580	0.01	12.855	359	70.00	515
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Non-Zero Minimum: 4.775

Maximum: 12.855

Non-Zero Average: 7.407

Range of Maximum Mortgage Rates (%): Group 1

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	863	59,621,421	9.99	7.798	294	81.45	644
12.500 or Less	797	148,173,771	24.83	6.007	358	74.94	631
12.501 -13-000	602	99,454,073	16.67	6.793	358	77.04	619
13.001 -13.500	457	69,282,937	11.61	7.258	358	77.22	612
13.501 -14-000	464	71,720,358	12.02	7.762	358	77.45	593
14.001 -14.500	290	41,414,853	6.94	8.279	358	78.96	584
14.501 -15.000	300	40,509,613	6.79	8.770	358	81.34	570
15.001 -15.500	206	26,142,762	4.38	9.265	358	81.18	556
15.501 -16-000	165	21,063,177	3.53	9.770	358	80.35	549
1 6.001 -16.500	75	7,962,327	1.33	10.212	358	84.07	546
16.501 -17.000	59	6,224,393	1.04	10.697	358	80.45	544
17.001 -17.500	27	2,882,836	0.48	11.279	358	77.83	547
17.501 -18.000	19	1,791,111	0.30	11.724	358	74.41	535
18.001 -18.500	4	335,011	0.06	12.318	358	67.73	557
18.501 -19.000	1	82,580	0.01	12.855	359	70.00	515
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Non-Zero Minimum: 10.775

Maximum: 18.855

Non-Zero Average: 13.404

Initial Periodic Cap (%): Group 1

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	863	59,621,421	9.99	7.798	294	81.45	644
1.000	11	1,875,919	0.31	6.731	359	79.34	619
3.000	3,455	535,163,885	89.69	7.410	358	77.47	603
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Non-Zero Minimum: 1000

Maximum: 3.000

Non-Zero Average: 2.993

Subsequent Periodic Cap (%): Group 1

Subsequent Periodic Cap(%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	863	59,621,421	9.99	7.798	294	81.45	644
1.000	3,466	537,039,804	90.01	7.407	358	77.47	603
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Non-Zero Minimum: 1000

Maximum: 1.000

Non-Zero Average: 1.0003

Next Rate Adjustment Dates: Group 1

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	863	59,621,421	9.99	7.798	294	81.45	644
February 2006	11	1,875,919	0.31	6.731	359	79.34	619
May 2006	1	37,387	0.01	8.380	344	70.00	520
December 2006	2	306,338	0.05	8.358	351	82.62	563
February 2007	1	82,683	0.01	6.680	353	80.00	610
March 2007	9	1,018,549	0.17	9.435	354	81.74	559
April2007	3	350,414	0.06	8.806	355	82.90	561
May 2007	3	410,090	0.07	7.470	356	76.98	615
June 2007	515	82,774,522	13.87	7.362	357	77.71	605
July 2007	1,613	246,281,496	41.28	7.483	358	77.32	601
August 2007	1,211	189,762,679	31.80	7.335	359	77.51	603
September 2007	1	160,000	0.03	6.350	360	80.00	676
June 2008	19	2,274,953	0.38	7.430	357	76.68	634
July 2008	47	7,237,550	1.21	7.224	358	77.13	618
August 2008	30	4,467,225	0.75	7.129	359	78.32	620
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Number of States/District of Columbia Represented: 43

Geographic Distribution of Mortgaged Properties: Group 1

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Florida	876	122,945,392	20.61	7.289	354	78.67	606
California	520	109,387,154	18.33	6.800	355	73.59	611
Texas	568	47,892,071	8.03	8.247	348	79.44	596
New Jersey	184	37,962,247	6.36	7.731	356	74.57	603
New York	146	31,588,002	5.29	7.468	356	72.59	603
Maryland	139	24,641,280	4.13	7.769	354	77.98	604
Georgia	224	22,672,994	3.80	7.654	345	83.09	619
Virginia	121	18,404,073	3.08	7.640	352	77.61	605
Nevada	105	18,359,907	3.08	6.905	350	79.41	614
Arizona	110	16,453,998	2.76	7.194	352	78.03	605
Massachusetts	77	14,037,600	2.35	7.863	353	76.26	604
Minnesota	100	12,084,391	2.03	6.812	342	81.39	618
Washington	77	11,405,881	1.91	7.172	348	80.28	617
Michigan	121	11,156,213	1.87	7.914	347	82.40	610
Ohio	116	9,928,267	1.66	7.661	348	82.18	613
Other	845	87,741,754	14.71	7.852	348	81.28	607
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Occupancy: Group 1

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Primary	4,090	561,590,744	94.12	7.426	351	77.88	606
Investment	201	28,352,624	4.75	7.782	357	76.70	633
Second Home	38	6,717,857	1.13	7.757	358	82.16	_612
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Property Type: Group 1

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Single Family Residence	3,940	532,196,502	89.20	7.455	351	78.07	606
2-4 Family	171	35,688,907	5.98	7.286	356	73.43	609
Condo	218	28,775,816	4.82	7.477	353	79.60	625
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Loan Purpose: Group 1

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Refinance - Cashout	2,594	424,918,981	71.22	7.322	356	75.87	601
Purchase	1,310	129,480,430	21.70	7.668	344	83.12	626
Refinance - Rate Term	425	42,261,813	7.08	8.023	333	81.89	608
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Document Level: Group 1

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Full Documentation	2,807	377,414,819	63.25	7.318	351	78.48	604
Stated Documentation	1,514	217,829,854	36.51	7.661	352	76.83	612
Limited Documentation	8	1,416,552	0.24	8.682	358	75.13	575
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Credit Level: Group 1

Credit Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
NA	5	328,567	0.06	11.333	358	61.22	0
Below 500	1	75,669	0.01	9.130	358	75.00	499
500 - 524	233	32,596,620	5.46	8.901	358	73.09	514
525 - 549	403	58,197,071	9.75	8.473	358	75.48	538
550 - 574	483	75,388,566	12.64	8.058	358	78.46	561
575 - 599	745	101,427,943	17.00	7.456	353	77.73	587
600 - 624	933	116,941,607	19.60	7.268	348	78.14	612
625 - 649	708	94,017,195	15.76	6.953	346	79.18	637
650 - 674	382	53,760,180	9.01	6.734	350	78.40	661
675 - 699	241	35,959,508	6.03	6.711	350	79.74	685
700-724	88	11,882,694	1.99	6.713	346	79.10	710
725 - 749	65	10,197,978	1.71	6.477	350	77.76	737
750 - 774	28	3,298,819	0.55	6.387	348	77.92	757
775 - 799	13	2,398,408	0.40	6.751	357	79.97	784
800+	1	190,400	0.03	7.250	359	80.00	811
Total:	4,329	596,66,225	100.00	7.446	352	77.87	607

Non-Zero Minimum: 499

Maximum: 811

Non-Zero Average: 607

Prepayment Penalty Term: Group 1

Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
0	1,407	183,239,808	30.71	7.917	349	77.57	603
12	75	12,677,857	2.12	7.262	350	78.33	628
24	2,419	357,673,003	59.95	7.256	356	78.10	605
36	428	43,070,557	7.22	7.077	327	77.06	640
Total:			100.00	7.446	352	77.87	607

Non-Zero Minimum: 12

Maximum:36

Non-Zero Average: 25

Lien Position: Group 1

Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1st Lien	3,710	575,654,054	96.48	7.344	357	77.09	606
2nd Lien	619	21,007,171	3.52	10.240	196	99.35	633
Total:	4,329	596,661,225	100.00	7.446	352	77.87	607

Collateral Characteristics: Group 2

Collateral characteristics are listed below as of 9/1/2005

Collateral Summary: Group 2

Total Number of Loans	3,088
Total Outstanding Loan Balance	$600,951,055
Average Loan Balance	$194,609
Fixed Rate	7.46%
Adjustable Rate	92.54%
Prepayment Penalty Coverage	74.76%
Weighted Average Coupon	7.382%	Lien Position
Weighted Average Margin	5.610%	1st Lien	94.04%
Weighted Average Initial Periodic Cap	3.148%	2nd Lien	5.96%
Weighted Average Periodic Cap	1.000%
Weighted Average Maximum Rate	13.128%	Geographic Distribution
Weighted Average Floor	7.205%
Weighted Average Original Term (mo.)	350
Weighted Average Remaining Term (mo.)	348
Weighted Average Original Combined LTV	80.36%	CA	29.61
Weighted Average FICO	624	FL	28.29%
		NY	7.22%
Interest Only		TX	7.20%
None	77.12%
60 Months	22.88%
		Loan Purpose
Occupancy Status		Cash Out Refinance	34.52%
Primary Home	97.68%	Purchase	61.72%
Investment	1.71	Rate/Term Refinance	3.76%
Second Home	0.62%
		Prepayment Penalty (years)
Documentation Type		None	25.24%
Full	48.34%	1Year	2.53%
Stated	51.52%	2 Years	64.10%
Limited	0.15%	3 Years	8.14%

Product Types: Group 2

Product Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed - 15 Year	1	64,843	0.01	10.010	179	35.71	545
Fixed - 20 Year	121	7,724,230	1.29	10.613	238	99.54	641
Fixed - 30 Year	31	8,890,455	1.48	6.304	359	76.51	642
Balloon - 15/30	463	28,139,475	4.68	10.328	178	99.40	646
ARM - 6 Month	1	409,521	0.07	5.150	359	64.06	708
ARM - 2 Year/6 Month	1,683	350,626,408	58.35	7.470	358	79.34	607
ARM - 3 Year/6 Month	33	5,972,997	0.99	7.092	358	76.94	615
ARM - 5 Year/6 Month	150	23,108,267	3.85	7.102	358	75.54	616
Interest Only Arm - 6 Months	3	609,950	0.10	5.717	359	80.00	669
Interest Only Arm - 2 Year/6 Month	418	124,098,161	20.65	6.737	358	80.16	656
Interest Only Arm - 3 Year/6 Month	7	2,336,050	0.39	6.160	359	79.61	654
Interest Only Arm - 5 Year/6 Month	39	10,046,396	1.67	6.517	358	76.11	657
Interest Only Arm - 2 Year/6 Month Balloon 15/30	1	223,840	0.04	6.350	178	80.00	677
Interest Only Arm - 5 Year/6 Month Balloon 30/40	1	200,000	0.03	6.400	359	31.75	641
ARM - 2 Year/6 Month Balloon - 30/40	94	29,266,174	4.87	6.750	358	79.53	630
ARM - 3 Year/6 Month Balloon - 30/40	2	545,457	0.09	6.046	358	80.00	608
ARM - 5 Year/6 Month Balloon - 30/40	40	8,688,832	1.45	6.469	358	75.24	655
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Interest Only Term: Group 2

Interest Only Term	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
0	2,619	463,436,658	77.12	7.583	345	80.54	614
60	469	137,514,396	22.88	6.706	358	79.78	656
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Range of Gross Interest Rates (%): Group 2

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
4.000 - 4.999	1	459,441	0.08	4.940	359	80.00	686
5.000 - 5.999	259	70,081,139	11.66	5.710	358	77.30	653
6.000 - 6.999	864	217,758,769	36.24	6.551	358	78.56	639
7.000 - 7.999	754	168,288,089	28.00	7.467	358	79.80	622
8.000 - 8.999	387	71,020,219	11.82	8.523	352	81.28	585
9.000 - 9.999	297	34,096,925	5.67	9.467	317	85.03	572
10.000 - 10.999	341	26,808,399	4.46	10.437	256	92.52	603
11.000 - 11.999	141	10,106,494	1.68	11.365	249	91.09	599
12.000 - 12.999	44	2,331,580	0.39	12.010	202	98.59	609
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 4.940

Maximum: 12.350

Non-Zero Average: 7.382

Range of Cut-off Date Principal Balances ($): Group 2

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1 -25,000	14	305,880	0.05	10.607	191	100.00	622
25,001 - 50,000	260	10,086,228	1.68	10.339	216	94.10	629
50,001 - 75,000	282	17,687,598	2.94	9.745	254	90.66	620
75,001 - 100,000	319	27,863,105	4.64	8.836	295	85.70	615
100,001 -125,000	275	30,948,777	5.15	8.130	333	82.00	610
125,001 -150,000	273	37,546,677	6.25	7.601	353	79.40	614
150,001 -175,000	220	35,756,568	5.95	7.415	358	78.82	615
175,001 -200,000	223	41,833,718	6.96	7.184	358	78.24	620
200,001 -225,000	176	37,405,275	6.22	7.287	357	79.42	624
225,001 -250,000	158	37,515,427	6.24	7.103	358	79.00	627
250,001 -275,000	128	33,460,138	5.57	7.049	358	79.50	631
275,001 -300,000	129	36,983,732	6.15	7.020	358	79.88	629
300,001 -325,000	114	35,566,285	5.92	7.295	358	80.62	628
325,001 -350,000	68	22,981,826	3.82	6.851	358	79.58	642
350,001 -375,000	87	31,626,057	5.26	7.110	358	79.81	623
375,001 -400,000	93	36,162,643	6.02	6.931	358	79.06	617
400,001 -425,000	64	26,498,310	4.41	6.688	358	79.02	633
425,001 -450,000	60	26,292,683	4.38	6.782	358	79.56	633
450,001 -475,000	44	20,342,854	3.39	6.874	358	80.92	630
475,001 -500,000	42	20,471,025	3.41	7.164	358	78.75	637
500,001 -750,000	57	31,990,165	5.32	7.124	358	78.76	613
750,001 -1,000,000	2	1,626,086	0.27	6.525	359	74.62	677
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 18,456

Maximum: 874,086

Non-Zero Average: 194,609

Stated Original Term (months): Group 2

Stated Original Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
180	464	28,396,683	4.73	10.295	178	99.10	646
181	1	31,475	0.01	10.500	179	100.00	601
240	121	7,724,230	1.29	10.613	238	99.54	641
360	2,502	564,798,667	93.98	7.191	358	79.16	622
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 180

Maximum: 360

Non-Zero Average: 350

Range Stated Remaining Terms (months): Group 2

Range of Stated Remaining Terms( months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
169 - 180	465	28,428,158	4.73	10.296	178	99.10	646
229 - 240	121	7,724,230	1.29	10.613	238	99.54	641
349 - 360	2,502	564,798,667	93.98	7.191	358	79.16	622
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 177

Maximum: 360

Non-Zero Average: 348

Range of Combined Original LTV: Group 2

Range of Combined Original LTV Ratios ( %)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
10.00 or Less	1	34,984	0.01	9.925	359	8.33	526
15.01 - 20.00	2	149,762	0.02	9.294	357	18.38	522
20.01 -25.00	2	144,469	0.02	6.897	358	22.29	642
25.01 -30.00	1	52,980	0.01	6.975	359	28.19	626
30.01 -35.00	3	580,515	0.10	6.688	359	32.46	598
35.01 -40.00	6	678,672	0.11	7.766	333	37.86	563
40.01 -45.00	11	1,689,305	0.28	7.954	358	43.14	531
45.01 -50.00	18	2,130,327	0.35	7.938	358	48.94	597
50.01 -55.00	12	2,227,565	0.37	7.846	357	53.58	554
55.01 -60-00	36	6,128,512	1.02	7.217	358	58.10	578
60.01 -65.00	51	12,736,469	2.12	6.801	358	63.13	592
65.01 -70.00	128	25,002,501	4.16	7.427	358	68.91	585
70.01 -75.00	154	34,646,997	5.77	7.455	358	73.70	578
75.01 -80.00	1,737	396,243,971	65.94	6.992	358	79.84	634
80.01 -85.00	142	34,970,483	5.82	7.687	357	84.61	594
85.01 -90.00	138	34,206,684	5.69	7.791	354	89.61	630
90.01 -95.00	92	15,305,893	2.55	9.254	348	94.74	591
95.01 -100.00	554	34,020,964	5.66	10.400	191	99.93	645
Total:			100.00	7.382	348	80.36	624

Non-Zero Minimum: 8.33

Maximum: 100.00

Non-Zero Average: 80.36

Range of Gross Margins (%): Group 2

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	616	44,819,003	7.46	9.578	224	94.79	644
4.001 -4.500	1	175,761	0.03	7.950	358	80.00	604
4.501 -5.000	2	283,633	0.05	6.566	358	75.93	610
5.001 -5.500	2,016	461,877,601	76.86	7.036	358	79.70	633
5.501 -6.000	176	40,926,619	6.81	7.374	358	78.61	586
6.001 -6-500	210	42,181,381	7.02	8.282	358	77.00	555
6.501 -7.000	66	10,537,731	1.75	9.615	357	68.46	532
9.001 -9.500	1	149,326	0.02	9.470	359	90.00	581
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 4.500

Maximum: 9.470

Non-Zero Average: 5.610

Range of Minimum Mortgage Rates (%): Group 2

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	616	44,819,003	7.46		224	94.79	644
5.001 -5.500	51	14,973,277	2.49	5.395	358	77.05	659
5.501 -6,000	216	55,774,543	9.28	5.819	358	77.57	651
6.001 -6.500	355	93,216,669	15.51	6.304	358	78.52	648
6.501 -7.000	495	121,187,383	20.17	6.780	358	78.78	632
7.001 -7.500	406	93,217,732	15.51	7.267	358	79.60	632
7.501 -8.000	334	71,349,034	11.87	7.769	358	79.97	610
8.001 -8.500	175	33,357,418	5.55	8.304	358	80.41	592
8.501 -9-000	172	34,477,178	5.74	8.765	358	80.81	570
9.001 -9,500	86	13,611,213	2.26	9.237	358	80.94	552
9.501 -10.000	78	11,496,575	1.91	9.775	358	80.07	538
10.001 -10.500	51	6,975,964	1.16	10.223	357	83.63	535
10.501 -11.000	29	3,477,603	0.58	10.727	358	80.21	538
11.001 -11.500	12	1,472,396	0.25	11.375	357	72.67	524
11.501 -12.000	11	1,478,519	0.25	11.661	358	72.55	526
12.001 -12.500	1	66,547	0.01	12.350	357	90.00	573
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 5.150

Maximum: 12.350

Non-Zero Average: 7.205

Range of Maximum Mortgage Rates (%): Group 2

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate ( %)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	616	44,819,003	7.46	9.578	224	94.79	644
12.500 or Less	698	178,033,252	29.63	6.131	358	77.80	649
12.501 -13.000	480	117,825,379	19.61	6.816	358	79.02	630
13.001 -13.500	386	89,194,641	14.84	7.294	358	79.99	631
13.501 -14.000	317	67,641,427	11.26	7.778	358	80.01	610
14.001 -14.500	167	31,685,904	5.27	8.316	358	80.51	593
14.501 -15.000	170	34,158,065	5.68	8.780	358	80.70	568
15.001 -15.500	82	13,397,920	2.23	9.259	358	81.19	552
15.501 -16.000	73	11,070,953	1.84	9.785	358	80.32	538
16.001 -16.500	48	6,708,486	1.12	10.226	357	83.41	534
16.501 -17.000	29	3,546,316	0.59	10.759	358	80.07	538
17.001 -17.500	12	1,472,396	0.25	11.375	357	72.67	524
17.501 -18.000	9	1,330,766	0.22	11.673	358	73.12	524
18.001 -18.500	1	66,547	0.01	12.350	357	90.00	573
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 10.150

Maximum: 12.350

Non-Zero Average: 13.128

Initial Periodic Cap (%): Group 2

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	616	44,819,003	7.46	9.578	224	94.79	644
1.000	4	1,019,471	0.17	5.489	359	73.60	685
3.000	2,238	513,069,087	85.38	7.239	358	79.52	621
5.000	230	42,043,494	7.00	6.828	358	75.40	634
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 1000

Maximum: 5.000

Non-Zero Average: 3.148

Subsequent Periodic Cap (%): Group 2

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	616	44,819,003	7.46	9.578	224	94.79	644
1.000	2,472	556,132,052	92.54	7.205	358	79.20	622
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 1000

Maximum: 5.000

Non-Zero Average: 3.148

Next Rate Adjustment Dates: Group 2

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Fixed Rate Loans	616	44,819,003	7.46	9.578	224	94.79	644
February 2006	4	1,019,471	0.17	5.489	359	73.60	685
March 2007	3	553,762	0.09	7.858	354	81.31	579
May 2007	3	756,647	0.13	7.041	356	80.00	645
June 2007	918	175,447,017	29.19	7.449	357	79.06	610
July 2007	719	185,631,682	30.89	7.205	358	79.94	625
August 2007	552	141,693,475	23.58	7.050	359	79.64	628
September 2007	1	132,000	0.02	9.850	360	79.04	511
June 2008	20	3,017,964	0.50	7.278	357	77.54	613
July 2008	12	2,981,569	0.50	6.777	358	79.70	624
August 2008	10	2,854,972	0.48	6.263	359	76.18	639
June 2010	48	8,856,960	1.47	6.683	357	76.08	647
July 2010	93	17,465,769	2.91	7.018	358	74.49	629
August 2010	89	15,720,765	2.62	6.699	359	76.04	633
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Geographic Distribution of Mortgaged Properties: Group 2

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
California	657	177,923,723	29.61	7.109	345	80.35	633
Florida	923	170,033,762	28.29	7.335	349	80.93	627
New York	157	43,364,303	7.22	7.315	350	78.66	620
Texas	372	43,283,433	7.20	7.788	347	80.60	611
New Jersey	111	27,313,091	4.54	7.821	352	79.30	615
Georgia	129	19,842,035	3.30	7.460	344	81.92	620
Virginia	63	15,059,738	2.51	7.651	352	79.09	604
Arizona	59	10,154,365	1.69	7.214	348	78.90	612
Nevada	45	9,464,230	1.57	7.156	347	80.06	632
Maryland	38	9,462,037	1.57	7.955	351	78.46	603
Massachusetts	36	8,514,385	1.42	7.677	354	77.00	620
Ohio	51	5,724,528	0.95	8.058	352	82.57	596
Connecticut	31	5,223,467	0.87	7.736	350	80.47	620
Oklahoma	49	5,186,267	0.86	7.128	340	81.97	635
Washington	28	4,812,985	0.80	7.229	351	77.12	605
Other	339	45,588,707	7.59	7.746	350	81.37	612
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Number of States/District of Columbia Represented: 40

Occupancy: Group 2

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Primary	3,020	586,980,042	97.68	7.375	348	80.38	623
Investment	54	10,257,118	1.71	7.720	358	79.20	635
Second Home	14	3,713,894	0.62	7.653	358	81.24	628
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Property Type: Group 2

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Single Family Residence	2,727	528,430,245	87.93	7.382	348	80.31	621
Condo	205	36,862,368	6.13	7.430	347	81.60	637
2-4 Family	156	35,658,442	5.93	7.337	346	79.81	644
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Loan Purpose: Group 2

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Purchase	2,063	370,892,641	61.72	7.389	344	82.40	640
Refinance - Cashout	882	207,453,837	34.52	7.316	356	76.70	597
Refinance - Rate Term	143	22,604,577	3.76	7.882	338	80.64	598
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Documentation: Group 2

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
Stated Documentation	1,526	309,588,221	51.52	7.626	347	80.10	632
Full Documentation	1,559	290,479,767	48.34	7.121	349	80.63	615
Limited Documentation	3	883,067	0.15	7.641	358	86.89	617
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Credit Score: Group 2

Credit Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
500 - 524	243	40,846,258	6.80	8.776	358	72.92	512
525 - 549	127	25,859,167	4.30	8.262	357	75.79	536
550 - 574	195	40,957,970	6.82	8.097	358	82.29	562
575 - 599	348	68,176,264	11.34	7.314	352	80.08	588
600 - 624	680	124,354,839	20.69	7.547	344	80.91	612
625 - 649	601	117,013,086	19.47	7.126	344	81.24	636
650 - 674	415	83,781,139	13.94	6.993	346	81.72	662
675 - 699	241	49,975,098	8.32	6.706	345	80.84	686
700 - 724	131	26,598,861	4.43	6.827	344	81.38	712
725 - 749	54	11,254,319	1.87	6.661	350	81.46	736
750 - 774	32	7,305,137	1.22	7.122	342	82.79	761
775 - 799	15	3,818,441	0.64	6.604	349	80.66	781
800+	6	1,010,476	0.17	6.762	342	77.95	804
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 500

Maximum: 806

Non-Zero Average: 624

Prepayment Penalty Term: Group 2

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
0	794	151,670,345	25.24	7.705	348	79.98	617
12	76	15,184,501	2.53	7.697	333	82.37	642
24	1,838	385,194,393	64.10	7.218	353	80.13	623
36	380	48,901,815	8.14	7.572	310	82.75	643
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Non-Zero Minimum: 12

Maximum: 36

Non-Zero Average: 25

Lien Position: Group 2

Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance ($)	of Mortgage Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate (%)	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV	Weighted Average FICO Score
1st Lien	2,505	565,122,307	94.04	7.191	358	79.15	622
2nd Lien	583	35,828,748	5.96	10.389	191	99.46	645
Total:	3,088	600,951,055	100.00	7.382	348	80.36	624

Before stepdown:
Class	Rating	Amt	Bench	Coupon	CUSIP
1A1	Aaa/AAA	446.899000	1mL	24.50	00252fdf3
2A1	Aaa/AAA	200.000000	1mL	12	00252fcq2
2A2	Aaa/AAA	70.000000	1mL	18	00252fcr0
2A3ss	Aaa/AAA	162.100000	1mL	29	00252fcs8
2a3mz	nr/AAA	18.012000	1mL	40	00252fdg3
M1	Aa1/AA+	46.707000	1mL	47	00252fct6
M2	Aa2/AA+	43.114000	1mL	49	00252fcu3
M3	Aa3/AA+	28.743000	1mL	52	00252fcv1
M4	A1/AA	21.557000	1mL	61	00252fcw9
M5	A2/AA	20.958000	1mL	65	00252fcx7
M6	A3/AA-	17.964000	1mL	73	00252fcy5
M7	Baa1/A+	19.761000	1mL	120	00252fcz2
M8	Baa2/A	14.371000	1mL	132	00252fda6
M9	Baa3/A-	15.569000	1mL	175	00252fdb4
B1	NR/BBB+	26.947000	1mL	275	00252fdc2
B2	NR/BBB	11.976000	1mL	275	00252fdd0
B3	NR/BBB-	11.976000	1mL	275	00252fde8
		1176.654000

After stepdown:
Class	Rating	Amt	Bench	Coupon	CUSIP
1A1	Aaa/AAA	446.899000	1mL	49	00252fdf3
2A1	Aaa/AAA	200.000000	1mL	24	00252fcq2
2A2	Aaa/AAA	70.000000	1mL	36	00252fcr0
2A3ss	Aaa/AAA	162.100000	1mL	58	00252fcs8
2a3mz	nr/AAA	18.012000	1mL	80	00252fdg3
M1	Aa1/AA+	46.707000	1mL	70.5	00252fct6
M2	Aa2/AA+	43.114000	1mL	73.5	00252fcu3
M3	Aa3/AA+	28.743000	1mL	78.0	00252fcv1
M4	A1/AA	21.557000	1mL	91.5	00252fcw9
M5	A2/AA	20.958000	1mL	97.5	00252fcx7
M6	A3/AA-	17.964000	1mL	109.5	00252fcy5
M7	Baa1/A+	19.761000	1mL	180.0	00252fcz2
M8	Baa2/A	14.371000	1mL	198.0	00252fda6
M9	Baa3/A-	15.569000	1mL	262.5	00252fdb4
B1	NR/BBB+	26.947000	1mL	412.5	00252fdc2
B2	NR/BBB	11.976000	1mL	412.5	00252fdd0
B3	NR/BBB-	11.976000	1mL	412.5	00252fde8